                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 2000



                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                  Conseco Finance Home Equity Loan Trust 2000-B
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  333-85119-01
           Delaware               333-92313-01              41-1859796
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  (State or other jurisdiction    (Commission             (IRS employer
       of incorporation)           file number          identification No.)



   300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                          ----------------


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.
        --------------------------------

        Not applicable.

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

        Not applicable.

Item 3. Bankruptcy or Receivership.
        -------------------------

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
        ----------------------------------------------

        Not applicable.

Item 5. Other Events.
        ------------

        On March 27, 2000, the Registrant issued $985,000,000 in aggregate principal amount of Loan-Backed Notes. The Class AF, Class MF and Class BF certificates were sold pursuant to a prospectus supplement, dated March 1, 2000, to a prospectus dated March 1, 1999.

Item 6. Resignations of Registrant's Directors.
        --------------------------------------

        Not applicable.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (a)    Financial statements of businesses acquired.

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.


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        (c)    Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit
                 No.      Description
               -------    -----------

                 4.1 Pooling and Servicing Agreement between Conseco Finance Corp., as Seller, Conseco Finance Corp. as Originator, Servicer and Guarantor, and U.S. Bank National Association, as Trustee, dated as of March 1, 2000, relating to Certificates for Home Equity Loans Series 2000-B.

                 4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of March 1, 2000.

                 5.1      Opinion of Dorsey & Whitney LLP as to legality.

                 8.1 Tax opinion of Dorsey & Whitney LLP dated March 27, 2000, relating to tax matters.






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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSECO FINANCE SECURITIZATIONS CORP.


                                       By:  /s/ Phyllis A. Knight
                                           ------------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer



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